EXHIBIT 10.2

FIRST AMENDMENT TO LEASE DOCUMENTS

THIS FIRST AMENDMENT TO LEASE DOCUMENTS (“Amendment”) is made and effective this 14 day of June, 2017 (“Effective Date”), by and between 1847 NEESE INC., a Delaware corporation and NEESE, INC., an Iowa corporation (individually and collectively, "Lessee") and UTICA LEASECO, LLC, a Florida limited liability company (“Lessor”).

Recitals

A. Lessor and Lessee entered into a certain capital lease transaction (the “Transaction”) pursuant to that certain Master Lease Agreement dated on or about March 3, 2017, together with the Riders and Schedules executed in connection therewith, including, without limitation, the Equipment Schedule NEESE-0001 (“Schedule 1”) dated on or about March 3, 2017 (as, amended, collectively, the “Lease Agreement”) with respect to certain Equipment (as defined in the Lease Agreement) (the Lease Agreement, Schedule 1 and other documents executed in connection therewith are, collectively, the “Lease Documents”).

B. Lessee has requested and Lessor has agreed to, among other things, amend the payments due under the Lease Documents.

C. Lessor and Lessee now wish to amend the Lease Agreement upon the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Lessee has requested and Lessor has agreed to extend the Interim Term and Base Lease Commencement Date. Accordingly, Section 2 of Schedule 1 shall be amended and restated as follows:

TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after January 3, 2018 (the "Base Lease Commencement Date").

2.	The payment schedule set forth in Section 3(b) of Schedule 1 shall be deleted and replaced with the following payment schedule.

1

Payment Date	Amount
4/3/2017	$53,000.00
5/3/2017	$53,000.00
6/3/2017	$53,000.00
7/3/2017	$53,000.00
8/3/2017	$53,000.00
9/3/2017	$53,000.00
10/3/2017	$53,000.00
11/3/2017	$53,000.00
12/3/2017	$53,000.00
1/3/2018	$53,000.00
2/3/2018	$85,321.63
3/3/2018	$85,321.63
4/3/2018	$85,321.63
5/3/2018	$85,321.63
6/3/2018	$85,321.63
7/3/2018	$85,321.63
8/3/2018	$85,321.63
9/3/2018	$85,321.63
10/3/2018	$85,321.63
11/3/2018	$85,321.63
12/3/2018	$85,321.63
1/3/2019	$85,321.63
2/3/2019	$85,321.63
3/3/2019	$85,321.63
4/3/2019	$85,321.63
5/3/2019	$85,321.63
6/3/2019	$85,321.63
7/3/2019	$85,321.63
8/3/2019	$85,321.63
9/3/2019	$85,321.63
10/3/2019	$85,321.63
11/3/2019	$85,321.63
12/3/2019	$85,321.63
1/3/2020	$85,321.63
2/3/2020	$85,321.63
3/3/2020	$85,321.63
4/3/2020	$85,321.63
5/3/2020	$85,321.63
6/3/2020	$85,321.63
7/3/2020	$85,321.63
8/3/2020	$85,321.63
9/3/2020	$85,321.63
10/3/2020	$85,321.63
11/3/2020	$85,321.63
12/3/2020	$85,321.63
1/3/2021	$85,321.63
2/3/2021	$85,321.63
3/3/2021	$85,321.63

2

4/3/2021	$85,321.63
5/3/2021	$85,321.63
6/3/2021	$85,321.63
7/3/2021	$85,321.63
8/3/2021	$85,321.63
9/3/2021	$85,321.63
10/3/2021	$85,321.63
11/3/2021	$85,321.63
12/3/2021	$85,321.63

3.	Exhibit A to Schedule 1 shall be deleted and replaced in its entirety with Exhibit A attached hereto.

4.	Exhibit B to Schedule 1 shall be deleted and replaced in its entirety with Exhibit B attached hereto.

5.	Lessee shall pay to Lessor an amendment fee equal to Two Thousand Five Hundred and 00/100 ($2,500.00) Dollars, which shall be deemed fully earned by Lessor and be added to the principal balance due under the Lease.

6.	Capitalized terms not defined herein share the definition described to them in the Lease Documents. Except as modified herein, the Lease Documents shall remain in full force and effect.

7.	In the event of any conflict between the terms of this Amendment and the terms of the Lease Documents, the terms of this Amendment shall govern and control.

8.	This Amendment shall be governed by, and interpreted in accordance with, the laws of the State of Michigan, without regard to conflict of law principles. This Amendment may not be modified or amended, except in a writing signed by the parties.

signatures on following page

3

[signature page to First Amendment to Lease Documents]

IN WITNESS WHEREOF, this Amendment is executed by the parties as of the Effective Date.

UTICA LEASECO, LLC Lessor

By:	/s/ James B. Junker
Name:	James B. Junker
Title:	Vice President

1847 NEESE INC.

Lessee

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	CEO

NEESE, INC.

Lessee

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	CEO

4

EXHIBIT A

Payment Date	Percentage
4/3/2017	110.0000%
5/3/2017	110.0000%
6/3/2017	110.0000%
7/3/2017	100.0000%
8/3/2017	100.0000%
9/3/2017	100.0000%
10/3/2017	100.0000%
11/3/2017	100.0000%
12/3/2017	100.0000%
1/3/2018	100.0000%
2/3/2018	98.3666%
3/3/2018	96.7169%
4/3/2018	95.0507%
5/3/2018	93.3678%
6/3/2018	91.6681%
7/3/2018	89.9514%
8/3/2018	88.2175%
9/3/2018	86.4663%
10/3/2018	84.6976%
11/3/2018	82.9112%
12/3/2018	81.1069%
1/3/2019	79.2846%
2/3/2019	77.4441%
3/3/2019	75.5851%
4/3/2019	73.7076%
5/3/2019	71.8113%
6/3/2019	69.8960%
7/3/2019	67.9616%
8/3/2019	66.0078%
9/3/2019	64.0345%
10/3/2019	62.0415%
11/3/2019	60.0285%
12/3/2019	57.9954%
1/3/2020	55.9420%
2/3/2020	53.8680%
3/3/2020	51.7733%
4/3/2020	49.6577%
5/3/2020	47.5209%
6/3/2020	45.3627%
7/3/2020	43.1829%
8/3/2020	40.9814%
9/3/2020	38.7578%
10/3/2020	36.5120%
11/3/2020	34.2437%
12/3/2020	31.9528%
1/3/2021	29.6389%
2/3/2021	27.3019%
3/3/2021	24.9416%
4/3/2021	22.5576%
5/3/2021	20.1498%
6/3/2021	17.7179%
7/3/2021	15.2617%
8/3/2021	12.7809%
9/3/2021	10.2754%
10/3/2021	7.7447%
11/3/2021	5.1888%
12/3/2021	2.6073%

5

Exhibit B

Early Termination Payment

Date	Termination Value
4/3/2017	N/A
5/3/2017	N/A
6/3/2017	N/A
7/3/2017	$3,499,200.00
8/3/2017	3,499,200.00
9/3/2017	3,499,200.00
10/3/2017	3,499,200.00
11/3/2017	3,499,200.00
12/3/2017	3,499,200.00
1/3/2018	3,499,200.00
2/3/2018	3,446,278.37
3/3/2018	3,392,827.53
4/3/2018	3,338,842.18
5/3/2018	3,284,316.97
6/3/2018	3,229,246.52
7/3/2018	3,141,225.36
8/3/2018	3,085,047.98
9/3/2018	3,028,308.84
10/3/2018	2,971,002.30
11/3/2018	2,913,122.69
12/3/2018	2,854,664.30
1/3/2019	2,795,621.31
2/3/2019	2,735,987.89
3/3/2019	2,675,758.14
4/3/2019	2,614,926.10
5/3/2019	2,553,485.73
6/3/2019	2,491,430.96
7/3/2019	2,396,355.65
8/3/2019	2,333,053.58
9/3/2019	2,269,118.49
10/3/2019	2,204,544.05
11/3/2019	2,139,323.86
12/3/2019	2,073,451.47
1/3/2020	2,006,920.36
2/3/2020	1,939,723.93
3/3/2020	1,871,855.54
4/3/2020	1,803,308.48
5/3/2020	1,734,075.93
6/3/2020	1,664,151.06
7/3/2020	1,561,126.95
8/3/2020	1,489,796.59
9/3/2020	1,417,752.93
10/3/2020	1,344,988.84
11/3/2020	1,271,497.10
12/3/2020	1,197,270.44
1/3/2021	1,122,301.52
2/3/2021	1,046,582.91
3/3/2021	970,107.11
4/3/2021	892,866.55
5/3/2021	814,853.60
6/3/2021	736,060.51
7/3/2021	656,479.49
8/3/2021	576,102.66
9/3/2021	494,922.06
10/3/2021	412,929.65
11/3/2021	330,117.33
12/3/2021	246,476.87

6